UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012

Heavy Earth Resources, Inc.
 (Exact name of registrant as specified in Charter)

Florida (State or other jurisdiction of incorporation)	000-52979 (Commission File Number)	75-3160134 (IRS Employer Identification No.)

625 Second Street, #280, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 813-5079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2012, Heavy Earth Resources, Inc. (the “Registrant”) entered into a subscription agreement (the “Subscription Agreement”) with a non-U.S. investor (the “Purchaser”) providing for the issuance and sale by the Registrant to the Purchaser of an aggregate of 416,666 shares (the “Shares”) of the Registrant’s $.001 par value common stock (the “Common Stock”) at a purchase price of $0.60 per Share and a common stock purchase warrant to purchase an aggregate of 104,167 shares of Common Stock (the “Warrant” , and the shares of Common Stock underlying the Warrant, the “Warrant Shares”) in exchange for the aggregate purchase price of  $250,000 in proceeds.  This brief description of the Subscription Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Subscription Agreement as attached in Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to the terms of the Subscription Agreement, the Registrant issued to the Purchaser a Warrant granting the Purchaser the right to purchase up to a number of Warrant Shares equal to 25% of the number of Shares purchased at an exercise price of $1.25 per share.  The Warrant is exercisable immediately upon issuance and has a term of exercise equal to five years. This brief description of the Warrant is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Warrant as attached in Exhibit 10.2 to this Current Report on Form 8-K.

In connection with the Subscription Agreement, the Registrant entered into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”) pursuant to which we are obligated to register for resale all of the Shares and Warrant Shares within 150 days of the Purchaser’s acquisition of the Shares.  This brief description of the Registration Rights Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement as attached in Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

The Shares and Warrant were issued in a transaction which we believe satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 (“Securities Act”), which exemption is specified by the provisions of Regulation S promulgated pursuant to the Securities Act by the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
4.1	Form of Registration Rights Agreement.
10.1	Form of Subscription Agreement.
10.2	Form of Common Stock Purchase Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Heavy Earth Resources, Inc.

Date: June 18, 2012	By:	/s/ Grant Draper
Grant Draper President and Chief Executive Officer